UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2008

Legg Mason Partners

Government Securities Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current return.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended December 31, 2008. Looking back, U.S. gross domestic product (“GDP”)i contracted 0.2% in the fourth quarter of 2007. This was due to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to this rebound were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its advance estimate for fourth quarter GDP decline was 3.8%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it felt like we were in the midst of an economic contraction for much of 2008. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least 38 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Legg Mason Partners Government Securities Fund	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When 2008 began, the federal funds rateiii was 4.25%. This was quickly brought down to 3.00% by the end of January 2008, on the back of two Fed rate cuts. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October to 1.00%. Then, in mid-December 2008, it reduced the federal funds rate to a range of zero to 0.25%, an historic low. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

During the 12-month reporting period ended December 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower

II	Legg Mason Partners Government Securities Fund

(and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the 12 months ended December 31, 2008, two-year Treasury yields fell from 3.05% to 0.76%. Over the same time frame, 10-year Treasury yields moved from 4.04% to 2.25%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 5.24%.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and

Legg Mason Partners Government Securities Fund	III

Letter from the chairman continued

again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	Legg Mason Partners Government Securities Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current return. Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These securities include U.S. Treasury securities and mortgage-related securities.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure. The Fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.05% and 4.04%, respectively. Treasury yields moved lower — and their prices moved higher — during the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

Treasury yields then moved higher in April, May and early June 2008, as the economy performed better than expected and inflation moved higher. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. Investors’ risk aversion then intensified from September through November given the severe disruptions in the global financial markets. During this time, virtually every asset class, with the exception of short-term Treasuries, performed poorly. At the end of the fiscal year, two- and 10-year Treasury yields were 0.76% and 2.25%,

Legg Mason Partners Government Securities Fund 2008 Annual Report	1

Fund overview continued

respectively. Aided by the strong performance in the Treasury market, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexii, gained 5.24% during the 12 months ended December 31, 2008.

Q. How did we respond to these changing market conditions?

A. Market conditions were challenging during the 12-month reporting period, which affected the Fund’s performance. Many asset prices remained well below their fundamental value as a result of market fears. We underestimated the degree to which the entire financial superstructure would decline. Despite the difficult market environment, we believed that our focus on spread sectors, such as agency pass-through mortgages, was still valid.

Performance review

For the 12 months ended December 31, 2008, Class A shares of Legg Mason Partners Government Securities Fund, excluding sales charges, returned 1.14%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Mortgage-Backed Securities Indexiii, returned 8.34% over the same time frame. The Lipper U.S. Mortgage Funds Category Average1 returned -1.61% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 89 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Government Securities Fund 2008 Annual Report

PERFORMANCE SNAPSHOT as of December 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Government Securities Fund — Class A Shares	0.91%	1.14%
Barclays Capital U.S. Mortgage-Backed Securities Index	6.29%	8.34%
Lipper U.S. Mortgage Funds Category Average[1]	-0.88%	-1.61%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class 1 shares[2] returned 1.04%, Class B shares returned 0.64%, Class C shares returned 0.55% and Class I shares returned 1.08% over the six months ended December 31, 2008. Excluding sales charges, Class 1 shares returned 1.39%, Class B shares returned 0.60%, Class C shares returned 0.47% and Class I shares returned 1.58% over the 12 months ended December 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended December 31, 2008 for Class 1, A, B, C and I shares were 4.18%, 4.05%, 3.69%, 3.52% and 4.51%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class 1, A, B, C and I shares would have been 3.97%, 3.90%, 3.45%, 3.16% and 4.40%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 28, 2008, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.86%, 1.00%, 1.66%, 1.59% and 0.58%, respectively.
As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.73% for Class 1 shares, 0.81% for Class A shares, 1.35% for Class B shares and 0.48% for Class I shares until May 1, 2009. Class C shares will not exceed 1.38% until May 1, 2008 and 1.52% for the period May 1, 2008 until May 1, 2009. Effective December 5, 2008 the contractual expense limitation for Class A shares was reduced from 0.81% to 0.80%.

Q. What were the leading contributors to performance?

A. During the reporting period, our yield curveiv strategy was a positive contributor to the Fund’s performance.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 90 funds for the six-month period and among the 89 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Legg Mason Partners Government Securities Fund 2008 Annual Report	3

Fund overview continued

Q. What were the leading detractors from performance?

A. A large exposure to the mortgage-backed sector detracted from performance as volatility remained high and negative housing news continued to damage market sentiment. We had diversified into a number of non-agency issues that were particularly impacted and significantly detracted from performance due to a lack of liquidity, rising defaults and uncertainty in that market. An allocation to asset-backed and commercial mortgage-backed securities was also a detractor from results as they came under significant pressure toward the end of the reporting period. Our allocation to the governmental agencies also generated negative returns due to the turmoil faced by the firms, which eventually resulted in their nationalization.

Thank you for your investment in Legg Mason Partners Government Securities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, fixed-income securities are subject to interest rate, credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The U.S. government guarantee of principal and interest payments only applies to underlying securities in the Fund’s portfolio, not the Fund’s shares. Please note that the Fund’s shares are not guaranteed by the U.S. government or its agencies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Barclays Capital (formerly Lehman Brothers) U.S. Mortgage-Backed Securities Index is an unmanaged index of mortgage pools of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4	Legg Mason Partners Government Securities Fund 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — December 31, 2008

Legg Mason Partners Government Securities Fund 2008 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2008 and held for the six months ended December 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class 1	1.04%	$1,000.00	$1,010.40	0.56%	$2.83
Class A	0.91	1,000.00	1,009.10	0.81	4.09
Class B	0.64	1,000.00	1,006.40	1.35	6.81
Class C	0.55	1,000.00	1,005.50	1.52	7.66
Class I	1.08	1,000.00	1,010.80	0.48	2.43

[1]	For the six months ended December 31, 2008.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

6	Legg Mason Partners Government Securities Fund 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class 1	5.00%	$1,000.00	$1,022.32	0.56%	$2.85
Class A	5.00	1,000.00	1,021.06	0.81	4.12
Class B	5.00	1,000.00	1,018.35	1.35	6.85
Class C	5.00	1,000.00	1,017.50	1.52	7.71
Class I	5.00	1,000.00	1,022.72	0.48	2.44

[1]	For the six months ended December 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Government Securities Fund 2008 Annual Report	7

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 12/31/08	1.39%	1.14%	0.60%	0.47%	1.58%
Five Years Ended 12/31/08	3.23	3.04	2.46	2.55	3.45
Ten Years Ended 12/31/08	N/A	3.83	3.28	3.35	4.22
Inception* through 12/31/08	4.72	5.18	6.18	4.43	4.99

	WITH SALES CHARGES[3]
	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 12/31/08	(5.41)%	(3.21)%	(3.76)%	(0.50)%	1.58%
Five Years Ended 12/31/08	1.79	2.14	2.29	2.55	3.45
Ten Years Ended 12/31/08	N/A	3.38	3.28	3.35	4.22
Inception* through 12/31/08	3.85	4.90	6.18	4.43	4.99

CUMULATIVE TOTAL RETURNS[1]
WITHOUT SALES CHARGES[2]
Class 1 (Inception date of 9/12/00 through 12/31/08)	46.63%
Class A (12/31/98 through 12/31/08)	45.62
Class B (12/31/98 through 12/31/08)	38.07
Class C (12/31/98 through 12/31/08)	38.99
Class I (12/31/98 through 12/31/08)	51.26

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable CDSCs with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum sales charges of 6.75% and 4.25%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C and I shares are September 12, 2000, November 6, 1992, March 20, 1984, February 4, 1993 and February 7, 1996, respectively.

8	Legg Mason Partners Government Securities Fund 2008 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS B SHARES OF LEGG MASON PARTNERS GOVERNMENT
SECURITIES FUND VS. BARCLAYS CAPITAL U.S. MORTGAGE-BACKED SECURITIES INDEX AND
LIPPER U.S. MORTGAGE FUNDS CATEGORY AVERAGE† — December 1998 - December 2008

†	Hypothetical illustration of $10,000 invested in Class B shares of Legg Mason Partners Government Securities Fund on December 31, 1998, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2008. The Barclays Capital (formerly Lehman Brothers) U.S. Mortgage-Backed Securities Index is an unmanaged index of mortgage pools of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper U.S. Mortgage Funds Category Average is composed of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Government Securities Fund 2008 Annual Report	9

Schedule of investments

December 31, 2008

LEGG MASON PARTNERS GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

MORTGAGE-BACKED SECURITIES — 94.7%
	FHLMC — 11.9%
	Federal Home Loan Mortgage Corp. (FHLMC):
$349	11.750% due 7/1/15(a)	$371
22,385	8.000% due 7/1/20(a)	23,618
1,018,790	9.500% due 1/1/21(a)	1,117,230
199,134	5.353% due 2/1/32(a)(b)	197,966
1,765,111	5.383% due 4/1/32(a)(b)	1,776,483
517,968	5.278% due 5/1/32(a)(b)	510,861
359,732	5.686% due 7/1/32(a)(b)	362,863
1,713,467	5.000% due 8/1/33(a)	1,755,573
2,322,901	5.624% due 4/1/34(a)(b)	2,333,820
4,067,863	6.414% due 10/1/36(a)(b)	4,174,619
591,495	6.213% due 12/1/36(a)(b)	606,759
389,699	5.852% due 1/1/37(a)(b)	398,476
1,681,535	6.130% due 1/1/37(a)(b)	1,742,820
396,017	5.776% due 2/1/37(a)(b)	405,139
821,367	6.472% due 2/1/37(a)(b)	843,137
1,381,955	5.743% due 4/1/37(a)(b)	1,410,414
1,342,759	5.633% due 5/1/37(a)(b)	1,369,685
786,660	5.887% due 5/1/37(a)(b)	805,868
1,001,354	5.932% due 5/1/37(a)(b)	1,026,037
5,906,443	5.967% due 9/1/37(a)(b)	6,041,729
6,871,026	5.822% due 11/1/37(a)(b)	7,052,833
1,196,771	5.601% due 12/1/37(a)(b)	1,224,767
	Gold:
2,595,888	6.000% due 7/1/10 - 1/1/32(a)	2,687,899
3,190,046	7.000% due 5/1/11 - 7/1/32(a)	3,352,552
6,042,105	6.500% due 1/1/16 - 4/1/37(a)	6,285,035
7,362	8.000% due 12/1/19(a)	7,775
19,068,193	5.500% due 7/1/21 - 4/1/38(a)	19,608,315
7,698,652	5.000% due 9/1/33(a)	7,887,838
200,000	5.000% due 1/13/39(a)(c)	204,406
	Total FHLMC	75,214,888
	FNMA— 73.2%
	Federal National Mortgage Association (FNMA):
3,292,170	7.000% due 5/1/11 - 6/1/32(a)	3,477,192
15,637	12.500% due 9/20/15 - 1/15/16(a)	18,302
28,571	12.000% due 1/1/16 - 1/15/16(a)	32,541
71,556,493	5.500% due 5/1/16 - 6/1/38(a)	73,487,420

See Notes to Financial Statements.

10	Legg Mason Partners Government Securities Fund 2008 Annual Report

LEGG MASON PARTNERS GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

	FNMA — 73.2% (continued)
$14,164,267	6.500% due 7/1/16 - 11/1/37(a)	$14,745,843
80,274,755	5.000% due 2/1/18 - 8/1/38(a)	82,152,356
423,087	8.500% due 8/1/19 - 10/1/30(a)	454,841
612	11.500% due 9/1/19(a)	699
7,581	10.500% due 8/1/20(a)	8,806
114,000,000	5.000% due 1/20/24 - 1/13/39(a)(c)	116,410,028
6,500,000	5.500% due 1/20/24 - 1/13/39(a)(c)	6,675,234
700,000	6.000% due 1/20/24(a)(c)	725,922
1,439,009	7.500% due 8/1/28 - 4/1/32(a)	1,524,864
128,376,267	6.000% due 2/1/29 - 12/1/37(a)	132,353,936
97,211	5.055% due 6/1/32(a)(b)	96,209
1,616,696	4.751% due 1/1/35(a)(b)	1,630,655
2,261,896	4.851% due 1/1/35(a)(b)	2,302,005
1,036,685	4.699% due 2/1/35(a)(b)	1,053,197
794,638	4.795% due 2/1/35(a)(b)	804,311
460,312	4.708% due 9/1/35(a)(b)	461,619
875,856	5.818% due 6/1/36(a)(b)	889,939
1,870,568	5.691% due 7/1/37(a)(b)	1,923,233
7,124,223	6.328% due 7/1/37(a)(b)	7,395,633
4,085,361	6.476% due 7/1/37(a)(b)	4,246,262
521,740	5.745% due 8/1/37(a)(b)	541,529
1,281,541	5.856% due 8/1/37(a)(b)	1,331,814
9,926,625	4.500% due 3/1/38 - 4/1/38(a)	10,078,908
	Total FNMA	464,823,298
	GNMA — 9.6%
	Government National Mortgage Association (GNMA):
199,632	8.500% due 6/15/25	213,616
3,123,737	7.000% due 2/15/28 - 11/15/31	3,305,879
627,325	7.500% due 4/15/29 - 10/15/31	665,617
28,551,796	6.500% due 10/15/31 - 9/20/36	29,877,572
3,082,318	6.000% due 11/15/32 - 11/15/37	3,191,210
22,768,696	5.000% due 5/15/33 - 9/15/33	23,403,546
300,000	6.000% due 1/21/39(c)	309,251
	Total GNMA	60,966,691
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $584,175,793)	601,004,877

See Notes to Financial Statements.

Legg Mason Partners Government Securities Fund 2008 Annual Report	11

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

ASSET-BACKED SECURITIES — 5.6%
FINANCIALS — 5.6%
	Credit Card — 0.6%
$1,000,000	Capital One Multi-Asset Execution Trust, 1.285% due 1/17/12(b)	$990,104
3,736,679	Compucredit Acquired Portfolio Voltage Master Trust, 1.365% due 9/15/18(b)(d)(e)	2,901,173
	Total Credit Card	3,891,277
	Home Equity — 4.8%
112,188	Aames Mortgage Investment Trust, 0.621% due 8/25/35(b)(d)	104,557
	ACE Securities Corp.:
317,598	0.601% due 2/25/31(b)	230,054
1,451,111	0.991% due 4/25/34(b)	656,478
1,290,330	0.641% due 1/25/36(b)	181,049
1,046,337	0.821% due 2/25/36(b)	954,891
443,919	0.871% due 8/25/45(b)	359,667
769,831	Ameriquest Mortgage Securities Inc., 0.841% due 8/25/34(b)	728,546
1,684,802	Argent Securities Inc., 3.623% due 5/25/34	1,105,201
1,495,908	Bayview Financial Acquisition Trust, 0.741% due 4/28/36(b)	1,066,179
103,075	Bear Stearns Asset-Backed Securities Trust, 0.821% due 9/25/34(b)	97,183
83,071	Bravo Mortgage Asset Trust, 0.601% due 7/25/36(b)(d)(e)	66,457
	Countrywide Asset-Backed Certificates:
199,683	4.800% due 5/25/32(b)	156,249
1,708,826	0.801% due 7/25/36(b)(d)	1,225,570
1,833,015	1.371% due 10/25/47(b)	1,353,606
	Countrywide Home Equity Loan Trust:
3,927,464	1.445% due 3/15/30(b)	1,189,446
1,126,166	1.485% due 2/15/34(b)	622,354
3,338,316	1.455% due 5/15/34(b)(d)	600,897
425,100	1.335% due 7/15/36(b)	171,208
421,377	1.745% due 8/15/37(b)(e)	221,841
2,795,779	EMC Mortgage Loan Trust, 0.921% due 12/25/42(b)(d)	2,211,723
800,546	GMAC Mortgage Corp. Loan Trust, 0.681% due 11/25/36(b)(e)	451,888
4,140,000	Green Tree, 8.960% due 4/25/38(b)(d)	3,315,279
	GSAMP Trust:
271,574	0.871% due 2/25/33(b)	195,115
169,128	0.561% due 5/25/36(b)	63,959
451,921	Indymac Seconds Asset Backed Trust, 0.601% due 6/25/36(b)	76,787

See Notes to Financial Statements.

12	Legg Mason Partners Government Securities Fund 2008 Annual Report

LEGG MASON PARTNERS GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

	Home Equity — 4.8% continued
	Lehman XS Trust:
$321,172	0.541% due 6/25/46(b)(e)	$256,776
2,001,433	0.541% due 8/25/46(b)	1,540,584
2,642,558	Merrill Lynch First Franklin Mortgage Loan Trust, 1.971% due 10/25/37(b)	2,416,090
80,759	New Century Home Equity Loan Trust, 3.045% due 11/25/33(b)	58,244
1,642,515	Novastar Home Equity Loan, 1.151% due 9/25/33(b)	1,371,527
	RAAC Series:
2,539,124	0.741% due 5/25/36(b)(d)	1,907,806
199,127	0.721% due 2/25/37(b)(d)(e)	123,468
1,045,508	Renaissance Home Equity Loan Trust, 0.971% due 12/25/33(b)	795,223
	SACO I Trust:
1,023,075	0.641% due 3/25/36(b)	218,452
2,109,787	0.601% due 6/25/36(b)	351,712
522,445	0.601% due 7/25/36(b)	86,181
594,689	Structured Asset Investment Loan Trust, 1.151% due 1/25/33(b)	397,418
1,131,219	Structured Asset Securities Corp., 0.581% due 2/25/36(b)(d)	148,161
	Truman Capital Mortgage Loan Trust:
5,210,363	0.731% due 3/25/36(b)(d)(e)	2,865,700
675,997	0.901% due 3/25/37(b)(d)(e)	429,099
	Total Home Equity	30,372,625
	Student Loan — 0.2%
1,030,000	Nelnet Student Loan Trust, 5.015% due 4/25/24(b)	836,930
320,244	SLM Student Loan Trust, 3.525% due 7/25/17(b)	310,678
	Total Student Loan	1,147,608
	TOTAL ASSET-BACKED SECURITIES (Cost — $56,020,652)	35,411,510
COLLATERALIZED MORTGAGE OBLIGATIONS — 9.2%
	Adjustable Rate Mortgage Trust:
1,505,143	0.741% due 2/25/36(b)	680,414
11,439,096	Whole Loan, 5.043% due 7/25/35(b)	6,935,839
2,579,619	American Home Mortgage Assets, 0.661% due 10/25/46(b)	1,045,838
120,679	American Home Mortgage Investment Trust, 0.551% due 6/25/46(b)(e)	96,497
60,000	Banc of America Commercial Mortgage Inc., 5.658% due 6/10/49(b)	44,070
3,431,151	Banc of America Funding Corp., 5.340% due 11/20/35(b)	2,009,699
651,309	Bear Stearns Alternate-A Trust, 0.811% due 9/25/34(b)	360,425
272,197	Bear Stearns ARM Trust, 5.263% due 2/25/36(b)	137,969

See Notes to Financial Statements.

Legg Mason Partners Government Securities Fund 2008 Annual Report	13

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

$2,153,633	Bear Stearns Structured Products Inc., 0.691% due 9/27/37(b)(d)(e)	$2,094,370
1,360,700	CBA Commercial Small Balance Commercial Mortgage, 0.721% due 6/25/38(b)(d)(e)	735,690
	Countrywide Alternative Loan Trust:
1,678,184	0.761% due 5/25/34(b)	942,252
617,499	0.731% due 6/25/35(b)	283,700
1,648,572	0.738% due 7/20/35(b)	815,687
148,997	3.789% due 7/20/35(b)	56,619
637,560	0.801% due 10/25/35(b)	295,798
161,132	0.801% due 11/20/35(b)	80,914
161,132	0.851% due 11/20/35(b)	47,367
116,523	0.741% due 1/25/36(b)	54,960
938,507	0.771% due 1/25/36(b)	433,870
1,215,220	0.708% due 7/20/46(b)	410,401
1,085,970	0.661% due 9/25/46(b)(e)	266,092
	Countrywide Home Loan:
1,282,772	5.250% due 11/25/33	1,242,211
2,864,881	0.871% due 9/25/35(b)(d)	2,202,936
385,869	Mortgage Pass-Through Trust, 0.771% due 5/25/35(b)	180,280
191,992	Mortgage Pass-Through Trust, Whole Loan, 3.725% due 5/19/33(b)	165,941
	CS First Boston Mortgage Securities Corp.:
310,000	5.100% due 8/15/38(b)	254,564
699,027	Whole Loan, 7.500% due 5/25/32	572,175
1,920,000	Deutsche Mortgage Securities Inc., 5.094% due 6/26/35(b)(d)	1,391,330
	Federal Home Loan Mortgage Corp. (FHLMC):
121,832	4.500% due 4/15/32(a)	121,569
1,341,293	PAC IO, 5.000% due 5/15/23(a)(f)	114,050
	Federal National Mortgage Association (FNMA), Whole Loan:
1,278,928	5.558% due 6/25/33(a)(b)	976,651
1,255,978	5.542% due 1/25/43(a)(b)	1,126,673
70,000	GE Capital Commercial Mortgage Corp., 5.543% due 12/10/49	52,391
437,307	Greenpoint Mortgage Funding Trust, 0.571% due 9/25/46(b)	329,581
1,377,559	GSAMP Trust, 1.071% due 6/25/34(b)	750,345
	GSMPS Mortgage Loan Trust:
3,415,700	5.911% due 6/25/34(b)(d)	1,890,314
2,515,245	0.821% due 1/25/35(b)(d)	2,003,204
	Harborview Mortgage Loan Trust:
620,756	0.791% due 11/19/36(b)	267,947
1,121,430	0.781% due 9/19/46(b)	459,201

See Notes to Financial Statements.

14	Legg Mason Partners Government Securities Fund 2008 Annual Report

LEGG MASON PARTNERS GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

	IMPAC CMB Trust:
$453,208	1.251% due 10/25/34(b)	$230,069
1,371,683	1.211% due 11/25/34(b)	695,344
1,191,670	1.171% due 3/25/35(b)	525,306
	IMPAC Secured Assets Corp.:
270,347	0.871% due 11/25/34(b)	134,939
868,869	0.791% due 3/25/36(b)	404,553
	Indymac Index Mortgage Loan Trust:
515,303	5.777% due 3/25/35(b)	231,886
1,648,461	5.361% due 10/25/35(b)	860,204
1,090,000	JPMorgan Commercial Mortgage Securities Corp., 5.429% due 12/12/43	830,659
140,000	LB-UBS Commercial Mortgage Trust, 5.661% due 3/15/39(b)	114,460
878,063	Lehman XS Trust, 0.771% due 11/25/35(b)	410,299
990,995	Long Beach Mortgage Loan Trust, 1.296% due 9/25/31(b)	610,290
482,220	Luminent Mortgage Trust, 0.661% due 5/25/46(b)	214,151
	MASTR ARM Trust:
33,621	5.737% due 12/25/34(b)	17,891
396,935	0.681% due 4/25/46(b)	156,249
499,861	0.671% due 5/25/47(b)	193,834
1,535,206	MASTR Reperforming Loan Trust, 5.895% due 5/25/36(b)(d)	1,276,180
230,000	Merrill Lynch Mortgage Trust, 5.657% due 5/12/39(b)	188,017
	Morgan Stanley Mortgage Loan Trust:
571,973	4.886% due 8/25/34(b)	267,473
878,191	0.621% due 3/25/36(b)	206,941
228,125	0.541% due 6/25/36(b)	188,617
824,693	Novastar Mortgage-Backed Notes, 0.661% due 9/25/46(b)	343,220
105,817	Opteum Mortgage Acceptance Corp., 0.561% due 4/25/36(b)	101,670
	Prime Mortgage Trust:
1,129,478	0.971% due 2/25/35(b)	641,505
3,399,649	6.000% due 5/25/35(d)	2,197,555
142,283	Provident Funding Mortgage Loan Trust, 5.729% due 5/25/35(b)(e)	77,924
121,464	Puma Finance Ltd., 2.588% due 8/9/35(b)(d)(e)	103,536
300,865	Residential Asset Mortgage Products Inc., 0.921% due 6/25/33(b)(d)	197,518
	Structured ARM Loan Trust:
3,530,838	5.295% due 8/25/34(b)	2,172,429
207,329	3.984% due 11/25/34(b)	120,007
494,564	0.721% due 2/25/35(b)	217,149
282,370	0.701% due 5/25/35(b)	88,622
3,838,324	5.370% due 5/25/35(b)	2,011,489

See Notes to Financial Statements.

Legg Mason Partners Government Securities Fund 2008 Annual Report	15

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

	Structured Asset Mortgage Investments Inc.:
$598,854	0.651% due 7/25/46(b)	$240,641
359,312	0.661% due 7/25/46(b)	123,927
1,818,021	Structured Asset Securities Corp., 4.952% due 9/25/33(b)	1,236,105
	Thornburg Mortgage Securities Trust:
195,247	6.203% due 9/25/37(b)	150,034
202,205	6.216% due 9/25/37(b)	143,703
82,259	0.921% due 3/25/44(b)	73,646
878,972	0.641% due 1/25/46(b)	875,653
1,689,623	0.576% due 5/25/46(b)	1,536,390
1,836,324	0.581% due 6/25/46(b)	1,796,909
	Washington Mutual Inc.:
2,532,956	0.791% due 8/25/45(b)	1,375,044
201,686	0.761% due 10/25/45(b)	110,582
1,513,060	0.741% due 12/25/45(b)	714,023
165,006	0.761% due 12/25/45(b)	76,379
355,517	Washington Mutual Mortgage Pass-Through Certificates, Whole Loan, 4.562% due 6/25/33(b)	319,818
383,432	Washington Mutual Pass-Through Certificates, 0.751% due 11/25/45(b)	188,957
1,327,389	Zuni Mortgage Loan Trust, 0.601% due 8/25/36(b)	1,258,930
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $90,873,091)	58,180,561
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.8%
	U.S. Government Agencies — 0.8%
2,900,000	Federal Home Loan Mortgage Corp. (FHLMC), Notes, 0.514% due 10/19/09(a)(b)	2,896,178
2,000,000	Federal National Mortgage Association (FNMA), Notes, 6.077% due 2/17/09(a)(b)	2,000,000
	Total U.S. Government Agencies	4,896,178
	U.S. Government Obligations — 1.0%
	U.S. Treasury Notes:
3,200,000	2.750% due 10/31/13	3,403,001
60,000	4.000% due 8/15/18	69,305
2,720,000	3.750% due 11/15/18	3,079,973
	Total U.S. Government Obligations	6,552,279
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $10,908,527)	11,448,457

See Notes to Financial Statements.

16	Legg Mason Partners Government Securities Fund 2008 Annual Report

LEGG MASON PARTNERS GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.4%
	U.S. Government Obligations — 2.4%
	U.S. Treasury Bonds, Inflation Indexed:
$1,309,836	2.000% due 1/15/26(g)	$1,234,214
569,368	2.375% due 1/15/27	572,171
	U.S. Treasury Notes, Inflation Indexed:
9,890,755	2.500% due 7/15/16	9,815,803
3,717,245	1.375% due 7/15/18(g)	3,477,658
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $14,003,143)	15,099,846
SHARES
PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
	Thrifts & Mortgage Finance — 0.0%
81,075	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(a)(b)*	31,619
58,275	Federal National Mortgage Association (FNMA), 8.250%(a)(b)*	48,369
	TOTAL PREFERRED STOCKS (Cost —$3,483,750)	79,988
CONTRACTS
PURCHASED OPTION — 0.0%
87	U.S. Treasury 10-Year Notes Futures, Put @ $112.00, expires 2/20/09 (Cost — $114,579)	13,594
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $759,579,535)	721,238,833
FACE AMOUNT
SHORT-TERM INVESTMENTS — 5.6%
	U.S. Government Agencies — 3.2%
$2,700,000	Federal Home Loan Bank (FHLB), Discount Notes, 1.207% due 5/20/09(h)	2,697,670
	Federal National Mortgage Association (FNMA), Discount Notes:
12,500,000	2.733% due 1/5/09(a)(h)	12,496,250
3,000,000	1.256% due 5/5/09(a)(h)	2,997,693
2,455,000	0.351% due 5/18/09(a)(g)(h)	2,452,913
	TOTAL U.S. GOVERNMENT AGENCIES (Cost — $20,622,554)	20,644,526

See Notes to Financial Statements.

Legg Mason Partners Government Securities Fund 2008 Annual Report	17

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GOVERNMENT SECURITIES FUND
FACE AMOUNT	SECURITY	VALUE

	Repurchase Agreement — 2.4%
$15,213,000	Morgan Stanley tri-party repurchase agreement dated 12/31/08, 0.020% due 1/2/09; Proceeds at maturity — $15,213,017; (Fully collateralized by U.S. government agency obligation, 5.000% due 9/18/09; Market value — $15,903,411) (Cost — $15,213,000)	$15,213,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $35,835,554)	35,857,526
	TOTAL INVESTMENTS — 119.3% (Cost — $795,415,089#)	757,096,359
	Liabilities in Excess of Other Assets — (19.3)%	(122,492,999)
	TOTAL NET ASSETS — 100.0%	$634,603,360

*	Non-Income producing security.

(a)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(f)	Illiquid security.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $796,004,048.

Abbreviations used in this schedule:
ARM	— AdjustableRate Mortgage
GMAC	— GeneralMotors Acceptance Corp.
GSAMP	— GoldmanSachs Alternative Mortgage Products
IO	— InterestOnly
MASTR	— MortgageAsset Securitization Transactions Inc.
PAC	— PlannedAmortization Class

SCHEDULE OF WRITTEN OPTIONS
CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
375	Eurodollar Futures, Call	9/14/09	$97.63	$1,103,906
87	U.S. Treasury 10-Year Notes Futures, Call	2/20/09	120.00	560,063
	TOTAL WRITTEN OPTIONS (Premiums Received — $409,909)			$1,663,969

See Notes to Financial Statements.

18	Legg Mason Partners Government Securities Fund 2008 Annual Report

Statement of assets and liabilities

December 31, 2008

ASSETS:
Investments, at value (Cost — $795,415,089)	$757,096,359
Interest receivable	2,838,288
Receivable from broker — variation margin on open futures contracts	1,429,434
Receivable for Fund shares sold	737,584
Principal paydown receivable	72,830
Prepaid expenses	51,972
Total Assets	762,226,467
LIABILITIES:
Payable for securities purchased	122,334,652
Payable for Fund shares repurchased	2,476,664
Written options, at value (premium received $409,909)	1,663,969
Investment management fee payable	250,302
Distribution fees payable	180,617
Due to custodian	118,683
Distributions payable	92,685
Trustees’ fees payable	13,442
Accrued expenses	492,093
Total Liabilities	127,623,107
TOTAL NET ASSETS	$634,603,360
NET ASSETS:
Par value (Note 6)	$684
Paid-in capital in excess of par value	711,715,672
Undistributed net investment income	422,664
Accumulated net realized loss on investments, futures contracts and written options	(34,328,751)
Net unrealized depreciation on investments, futures contracts and written options	(43,206,909)
TOTAL NET ASSETS	$634,603,360

See Notes to Financial Statements.

Legg Mason Partners Government Securities Fund 2008 Annual Report	19

Statement of assets and liabilities continued

December 31, 2008

Shares Outstanding:
Class 1	6,126,512
Class A	46,424,934
Class B	7,707,059
Class C	7,922,586
Class I	253,791
Net Asset Value:
Class 1 (and redemption price)	$9.28
Class A (and redemption price)	$9.27
Class B*	$9.28
Class C*	$9.28
Class I (and redemption price)	$9.30
Maximum Public Offering Price Per Share:
Class 1 (based on maximum initial sales charge of 6.75%)	$9.95
Class A (based on maximum initial sales charge of 4.25%)	$9.68
*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Legg Mason Partners Government Securities Fund 2008 Annual Report

Statement of operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:
Interest	$32,142,104
Dividends	177,959
Total Investment Income	32,320,063
EXPENSES:
Investment management fee (Note 2)	3,444,877
Distribution fees (Notes 2 and 4)	2,099,633
Transfer agent fees (Note 4)	1,136,746
Legal fees	120,161
Audit and tax	57,983
Shareholder reports (Note 4)	55,091
Registration fees	44,420
Insurance	16,178
Trustees’ fees	3,911
Custody fees	2,755
Miscellaneous expenses	12,985
Total Expenses	6,994,740
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(1,211,586)
Fees paid indirectly (Note 1)	(174)
Net Expenses	5,782,980
NET INVESTMENT INCOME	26,537,083
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND WRITTEN OPTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	2,880,121
Futures contracts	4,067,974
Written options	1,483,349
Net Realized Gain	8,431,444
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(22,750,799)
Futures contracts	(4,014,907)
Written options	(1,487,276)
Change in Net Unrealized Appreciation/Depreciation	(28,252,982)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS AND WRITTEN OPTIONS	(19,821,538)
INCREASE IN NET ASSETS FROM OPERATIONS	$6,715,545

See Notes to Financial Statements.

Legg Mason Partners Government Securities Fund 2008 Annual Report	21

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2008	2007
OPERATIONS:
Net investment income	$26,537,083	$38,157,343
Net realized gain (loss)	8,431,444	(3,092,514)
Change in net unrealized appreciation/depreciation	(28,252,982)	(6,715,175)
Increase in Net Assets From Operations	6,715,545	28,349,654
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(26,978,622)	(38,623,063)
Decrease in Net Assets From Distributions to Shareholders	(26,978,622)	(38,623,063)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	127,676,742	119,295,276
Reinvestment of distributions	23,866,990	30,595,064
Cost of shares repurchased	(186,566,218)	(447,012,256)
Net assets of shares issued in connection with merger (Note 7)	38,794,458	389,474,563
Increase in Net Assets From Fund Share Transactions	3,771,972	92,352,647
INCREASE (DECREASE) IN NET ASSETS	(16,491,105)	82,079,238
NET ASSETS:
Beginning of year	651,094,465	569,015,227
End of year*	$634,603,360	$651,094,465
* Includes undistributed and (overdistributed) net investment income, respectively, of:	$422,664	$(6,541)

See Notes to Financial Statements.

22	Legg Mason Partners Government Securities Fund 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS 1 SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.59	$9.67	$9.74	$9.87	$9.89
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.44	0.48	0.42	0.37	0.34
Net realized and unrealized gain (loss)	(0.31)	(0.07)	(0.02)	(0.13)	0.02
Total income from operations	0.13	0.41	0.40	0.24	0.36
LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)	(0.49)	(0.47)	(0.37)	(0.38)
Return of capital	—	—	—	—	(0.00)[3]
Total distributions	(0.44)	(0.49)	(0.47)	(0.37)	(0.38)
NET ASSET VALUE, END OF YEAR	$9.28	$9.59	$9.67	$9.74	$9.87
Total return[4]	1.39%	4.32%	4.22%	2.50%	3.76%
NET ASSETS, END OF YEAR (MILLIONS)	$57	$66	$74	$84	$96
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.76%	0.86%	0.77%[5]	0.87%	0.84%
Net expenses	0.56 [6,7,8]	0.62 [6,7,8]	0.76 [5,6]	0.87	0.82 [6]
Net investment income	4.60	5.01	4.41	3.73	3.45
PORTFOLIO TURNOVER RATE[9]	23%	88%	266%	141%	138%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.75% and 0.74%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.73% for Class 1 shares until May 1, 2009. Effective July 27, 2007, management has agreed to voluntarily waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses for Class 1 shares to 0.25% lower than Class A shares’ total annual operating expenses.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 276%, 499%, 615%, 315% and 292% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

Legg Mason Partners Government Securities Fund 2008 Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS A SHARES[1]	2008		2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.58		$9.66	$9.73	$9.86	$9.88
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.41		0.46	0.40	0.35	0.33
Net realized and unrealized gain (loss)	(0.30)		(0.08)	(0.03)	(0.12)	0.02
Total income from operations	0.11		0.38	0.37	0.23	0.35
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)		(0.46)	(0.44)	(0.36)	(0.37)
Return of capital	—		—	—	—	(0.00)[3]
Total distributions	(0.42)		(0.46)	(0.44)	(0.36)	(0.37)
NET ASSET VALUE, END OF YEAR	$9.27		$9.58	$9.66	$9.73	$9.86
Total return[4]	1.14%		4.11%	3.98%	2.36%	3.63%
NET ASSETS, END OF YEAR (MILLIONS)	$430		$421	$312	$339	$358
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.97%		1.00%	0.99%[5]	1.00%	0.98%
Net expenses	0.81	[6],7,8	0.82 [6,7,8]	0.98 [5,6]	1.00	0.97 [6]
Net investment income	4.35		4.81	4.19	3.60	3.30
PORTFOLIO TURNOVER RATE[9]	23%		88%	266%	141%	138%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.97% and 0.96%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.81% for Class A shares until May 1, 2009. On December 5, 2008, the contractual expense limitation was reduced from 0.81% to 0.80%.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 276%, 499%, 615%, 315% and 292% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

24	Legg Mason Partners Government Securities Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS B SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.59	$9.67	$9.74	$9.87	$9.89
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.36	0.41	0.34	0.30	0.27
Net realized and unrealized gain (loss)	(0.30)	(0.08)	(0.03)	(0.12)	0.03
Total income from operations	0.06	0.33	0.31	0.18	0.30
LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.41)	(0.38)	(0.31)	(0.32)
Return of capital	—	—	—	—	(0.00)[3]
Total distributions	(0.37)	(0.41)	(0.38)	(0.31)	(0.32)
NET ASSET VALUE, END OF YEAR	$9.28	$9.59	$9.67	$9.74	$9.87
Total return[4]	0.60%	3.54%	3.32%	1.80%	3.09%
NET ASSETS, END OF YEAR (MILLIONS)	$72	$81	$72	$89	$103
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.58%	1.66%	1.62%[5]	1.55%	1.51%
Net expenses	1.35 [6,7,8]	1.37 [6,7,8]	1.62 [5,6]	1.55	1.50 [6]
Net investment income	3.81	4.22	3.55	3.04	2.77
PORTFOLIO TURNOVER RATE[9]	23%	88%	266%	141%	138%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.60% and 1.60%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.35% for Class B shares until May 1, 2009.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 276%, 499%, 615%, 315% and 292% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

Legg Mason Partners Government Securities Fund 2008 Annual Report	25

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS C SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.59	$9.67	$9.74	$9.87	$9.88
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.35	0.40	0.37	0.31	0.28
Net realized and unrealized gain (loss)	(0.31)	(0.07)	(0.03)	(0.13)	0.04
Total income from operations	0.04	0.33	0.34	0.18	0.32
LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)	(0.41)	(0.41)	(0.31)	(0.33)
Return of capital	—	—	—	—	(0.00)[3]
Total distributions	(0.35)	(0.41)	(0.41)	(0.31)	(0.33)
NET ASSET VALUE, END OF YEAR	$9.28	$9.59	$9.67	$9.74	$9.87
Total return[4]	0.47%	3.54%	3.65%	1.87%	3.29%
NET ASSETS, END OF YEAR (MILLIONS)	$74	$73	$10	$14	$17
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.83%	1.59%	1.34%[5]	1.45%	1.44%
Net expenses	1.47 [6,7,8]	1.38 [6,7,8]	1.31 [5,6]	1.45	1.42 [6]
Net investment income	3.70	4.25	3.85	3.14	2.84
PORTFOLIO TURNOVER RATE[9]	23%	88%	266%	141%	138%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.33% and 1.29%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.38% for Class C shares until May 1, 2008 and 1.52% for the period from May 1, 2008 until May 1, 2009.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 276%, 499%, 615%, 315% and 292% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

26	Legg Mason Partners Government Securities Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS I SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.60	$9.68	$9.75	$9.88	$9.89
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.45	0.49	0.44	0.39	0.36
Net realized and unrealized gain (loss)	(0.30)	(0.07)	(0.03)	(0.12)	0.04
Total income from operations	0.15	0.42	0.41	0.27	0.40
LESS DISTRIBUTIONS FROM:
Net investment income	(0.45)	(0.50)	(0.48)	(0.40)	(0.41)
Return of capital	—	—	—	—	(0.00)[3]
Total distributions	(0.45)	(0.50)	(0.48)	(0.40)	(0.41)
NET ASSET VALUE, END OF YEAR	$9.30	$9.60	$9.68	$9.75	$9.88
Total return[4]	1.58%	4.46%	4.39%	2.75%	4.09%
NET ASSETS, END OF YEAR (MILLIONS)	$2	$10	$101	$104	$220
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.59%	0.58%	0.60%[5]	0.59%	0.59%
Net expenses	0.48 [6,7,8]	0.48 [6,7,8]	0.59 [5,6]	0.59	0.57 [6]
Net investment income	4.68	5.11	4.58	3.97	3.70
PORTFOLIO TURNOVER RATE[9]	23%	88%	266%	141%	138%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.58% and 0.57%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.48% for Class I shares until May 1, 2009.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 276%, 499%, 615%, 315% and 292% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

Legg Mason Partners Government Securities Fund 2008 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Government Securities Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	Legg Mason Partners Government Securities Fund 2008 Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	DECEMBER 31, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in Securities	$757,096,359	$93,582	$753,297,851	$3,704,926
Other Financial Instruments*	(5,298,088)	(5,298,088)	—	—
Total	$751,798,271	$(5,204,506)	$753,297,851	$3,704,926

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of December 31, 2007	—
Accrued Premiums/Discounts	—
Realized Gain (Loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	$3,704,926
Balance as of December 31, 2008	$3,704,926

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may enter into financial futures contracts, as a hedging technique in an attempt to manage risk in the Fund’s portfolio, as a substitute for buying or selling securities, as a cash flow management technique or for purposes of enhancing returns. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also

Legg Mason Partners Government Securities Fund 2008 Annual Report	29

Notes to financial statements continued

segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

30	Legg Mason Partners Government Securities Fund 2008 Annual Report

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Stripped securities. The Fund invests in ‘‘Stripped Securities,’’ a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

Legg Mason Partners Government Securities Fund 2008 Annual Report	31

Notes to financial statements continued

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Credit and market risk. Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(l) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net

32	Legg Mason Partners Government Securities Fund 2008 Annual Report

realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	—	$7,262,606	$(7,262,606)
(b)	$873,019	(873,019)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $2 billion	0.550%
Next $2 billion	0.500
Next $2 billion	0.450
Next $2 billion	0.400
Over $8 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Legg Mason Partners Government Securities Fund 2008 Annual Report	33

Notes to financial statements continued

Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.73%, 0.80%, 1.35% and 0.48% for Class 1, Class A, Class B and Class I shares, respectively, until May 1, 2009 and to 1.38% for Class C shares until May 1, 2008 and to 1.52% for Class C shares for the period May 1, 2008 until May 1, 2009. Prior to December 5, 2008, the contractual expense limitation for Class A shares was 0.81%.

Management has agreed to voluntarily waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses for Class 1 shares to 0.25% lower than Class A shares’ total annual operating expenses.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

During the year ended December 31, 2008, LMPFA waived a portion of its investment management fee and/or reimbursed Fund expenses in the amount of $1,211,586.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 6.75% and 4.25% for Class 1 and A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% after the first year and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2008, LMIS and its affiliates received sales charges of approximately $49,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$4,000	$33,000	$3,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the

34	Legg Mason Partners Government Securities Fund 2008 Annual Report

receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of December 31, 2008, the Fund had accrued $3,085 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$30,441,526	$1,913,244,279
Sales	86,914,644	1,886,383,530

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,782,225
Gross unrealized depreciation	(57,689,914)
Net unrealized depreciation	$(38,907,689)

At December 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	286	3/09	$69,268,776	$70,742,100	$1,473,324
90-Day Eurodollar	375	9/09	90,628,075	92,573,438	1,945,363
90-Day Eurodollar	98	6/10	23,983,454	24,073,700	90,246
90-Day Eurodollar	95	12/10	23,115,103	23,246,500	131,397
90-Day Eurodollar	88	3/11	21,554,559	21,507,200	(47,359)
U.S. Treasury 2-Year Notes	78	3/09	16,762,148	17,008,875	246,727
U.S. Treasury 5-Year Notes	815	3/09	93,808,183	97,029,570	3,221,387
					$7,061,085
Contracts to Sell:
U.S. Treasury 30-Year Bonds	103	3/09	$13,369,818	$14,218,828	$(849,010)
U.S. Treasury 10-Year Notes	1,031	3/09	119,802,056	129,648,250	(9,846,194)
					$(10,695,204)
Net unrealized loss on open futures contracts					$(3,634,119)

Legg Mason Partners Government Securities Fund 2008 Annual Report	35

Notes to financial statements continued

At December 31, 2008, the Fund held TBA securities with a total cost of $122,334,654.

During the year ended December 31, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding December 31, 2007	738	$446,544
Options written	2,158	1,825,235
Options closed	(742)	(688,670)
Options expired	(1,692)	(1,173,200)
Written options, outstanding December 31, 2008	462	$409,909

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class 1	—	$100,395	$4,473
Class A	$1,018,907	476,827	35,375
Class B	569,265	174,469	8,713
Class C	511,461	384,968	6,522
Class I	—	87	8
Total	$2,099,633	$1,136,746	$55,091

For the year ended December 31, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class 1	$124,028
Class A	642,695
Class B	176,393
Class C	258,646
Class I	9,824
Total	$1,211,586

36	Legg Mason Partners Government Securities Fund 2008 Annual Report

5. Distributions to shareholders by class

	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
Net Investment Income:
Class 1	$2,847,731	$3,537,964
Class A	18,015,321	20,739,959
Class B	2,948,109	3,790,725
Class C	2,745,313	2,879,310
Class I	422,148	7,675,105
Total	$26,978,622	$38,623,063

6. Shares of beneficial interest

At December 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class 1
Shares sold	—	—	146,219	$1,407,010
Shares issued on reinvestment	300,769	$2,838,563	367,327	3,522,324
Shares repurchased	(1,032,437)	(9,770,527)	(1,281,006)	(12,265,388)
Net decrease	(731,668)	$(6,931,964)	(767,460)	$(7,336,054)
Class A
Shares sold	7,749,394	$72,981,419	5,098,675	$48,908,443
Shares issued on reinvestment	1,633,305	15,375,776	1,754,481	16,807,635
Shares repurchased	(11,048,025)	(104,059,990)	(10,037,425)	(96,042,386)
Shares issued with merger	4,091,290	37,570,016	14,859,015	143,029,750
Net increase	2,425,964	$21,867,221	11,674,746	$112,703,442
Class B
Shares sold	1,681,023	$15,873,793	684,721	$6,572,400
Shares issued on reinvestment	289,705	2,732,152	360,402	3,455,790
Shares repurchased	(2,708,366)	(25,546,119)	(3,326,658)	(31,879,321)
Shares issued with merger	—	—	3,304,113	31,831,077
Net increase (decrease)	(737,638)	$(6,940,174)	1,022,578	$9,979,946

Legg Mason Partners Government Securities Fund 2008 Annual Report	37

Notes to financial statements continued

	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold	3,952,307	$37,353,339	2,117,681	$20,282,090
Shares issued on reinvestment	269,005	2,535,667	286,653	2,748,423
Shares repurchased	(3,882,063)	(36,606,891)	(2,559,924)	(24,509,332)
Shares issued with merger	—	—	6,653,924	64,083,436
Net increase	339,249	$3,282,115	6,498,334	$62,604,617
Class I
Shares sold	153,910	$1,468,191	4,384,769	$42,125,333
Shares issued on reinvestment	40,686	384,832	423,941	4,060,892
Shares repurchased	(1,129,712)	(10,582,691)	(29,764,623)	(282,315,829)
Shares issued with merger	133,041	1,224,442	15,610,761	150,530,300
Net decrease	(802,075)	$(7,505,226)	(9,345,152)	$(85,599,304)

7. Transfer of net assets

On December 5, 2008, the Fund acquired the assets and certain liabilities of the Legg Mason Partners Intermediate-Term U.S. Government Fund, pursuant to a plan of reorganization approved by Legg Mason Partners Intermediate-Term U.S. Government Fund shareholders on November 24, 2008. Holders of Class A, Class B and Class C shares of Legg Mason Partners Intermediate-Term U.S. Government Fund received Class A shares of the Fund, and holders of Class O shares of Legg Mason Partners Intermediate-Term U.S. Government Fund received Class I shares of the Fund. Total shares issued by the Fund and the total net assets of the Legg Mason Partners Intermediate-Term U.S. Government Fund and the Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE LEGG MASON PARTNERS INTERMEDIATE-TERM U.S. GOVERNMENT FUND	TOTAL NET ASSETS OF THE FUND
Legg Mason Partners Intermediate-Term U.S. Government Fund	4,224,331	$38,794,458	$597,712,634

The total net assets of the Legg Mason Partners Intermediate-Term U.S. Government Fund before acquisition included unrealized depreciation of $(8,853,396), accumulated net realized loss of $(3,256,714) and overdistributed net investment income of $(2,275). Total net assets of the Fund immediately after the transfer were $636,507,092. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

On February 2, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Partners U.S. Government Securities Fund pursuant to a plan of

38	Legg Mason Partners Government Securities Fund 2008 Annual Report

reorganization approved by Legg Mason Partners U.S. Government Securities Fund shareholders on December 28, 2006. Total shares issued by the Fund and the total net assets of the Legg Mason Partners U.S. Government Securities Fund and the Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE LEGG MASON PARTNERS U.S. GOVERNMENT SECURITIES FUND	TOTAL NET ASSETS OF THE FUND
Legg Mason Partners U.S. Government Securities Fund	40,427,813	$389,474,563	$567,017,652

The total net assets of the Legg Mason Partners U.S. Government Securities Fund before acquisition included unrealized depreciation of $(2,130,161), accumulated net realized loss of $(12,566,651) and overdistributed net investment income of $(10,574). Total net assets of the Fund immediately after the transfer were $956,492,215. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS I
Daily 1/30/2009	$0.027923	$0.025908	$0.021559	$0.020198	$0.028565

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2008	2007
Distributions Paid From:
Ordinary Income	$26,978,622	$38,623,063

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$497,130
Capital loss carryforward*	(31,561,221)
Other book/tax temporary differences(a)	(2,253,037)
Unrealized appreciation/(depreciation)(b)	(43,795,868)
Total accumulated earnings/(losses) — net	$(77,112,996)

Legg Mason Partners Government Securities Fund 2008 Annual Report	39

Notes to financial statements continued

*	During the taxable year ended December 31, 2008, the Fund utilized $9,095,844 of its capital loss carryover available from prior years. As of December 31, 2008, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2010	$(777,138)
12/31/2011	(1,254,457)
12/31/2012	(5,117,373)
12/31/2013	(9,929,664)
12/31/2014	(12,599,983)
12/31/2015	(1,882,606)
$(31,561,221)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited

40	Legg Mason Partners Government Securities Fund 2008 Annual Report

functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds. On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the

Legg Mason Partners Government Securities Fund 2008 Annual Report	41

Notes to financial statements continued

Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

42	Legg Mason Partners Government Securities Fund 2008 Annual Report

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff

Legg Mason Partners Government Securities Fund 2008 Annual Report	43

Notes to financial statements continued

alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

12. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

44	Legg Mason Partners Government Securities Fund 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Government Securities Fund, a series of Legg Mason Partners Income Trust, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Government Securities Fund as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2009

Legg Mason Partners Government Securities Fund 2008 Annual Report	45

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Government Securities Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management during the Meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

46	Legg Mason Partner Government Securities Fund

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic

Legg Mason Partners Government Securities Fund	47

Board approval of management and subadvisory agreements (unaudited) continued

intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as U.S. mortgage funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 was below the median. The Board noted the explanations from the Manager concerning the underperformance versus the peer group.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”). In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board

48	Legg Mason Partner Government Securities Fund

also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as U.S. mortgage funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was slightly above the median and Actual Management Fee (which reflects a fee waiver) was below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also reviewed and considered that the Manager contractually had agreed to continue its fee waiver and/or expense reimbursement arrangements until May 2009.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

Legg Mason Partners Government Securities Fund	49

Board approval of management and subadvisory agreements (unaudited) continued

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*        *        *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

50	Legg Mason Partner Government Securities Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Government Securities Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

Legg Mason Partners Government Securities Fund	51

Additional information (unaudited) continued

Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

52	Legg Mason Partner Government Securities Fund

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

Legg Mason Partners Government Securities Fund	53

Additional information (unaudited) continued

Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

54	Legg Mason Partner Government Securities Fund

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	146
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)

Legg Mason Partners Government Securities Fund	55

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated witht Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

56	Legg Mason Partner Government Securities Fund

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Government Securities Fund	57

Legg Mason Partners

Government Securities Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Government Securities Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS GOVERNMENT SECURITIES FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Government Securities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

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At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

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•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth largest money manager in the world according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0316 2/09 SR09-752

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $157,100 in 2007 and $190,900 in 2008.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $17,867 in 2007 and $14,400 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,100 in 2007 and $18,550 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Income Trust were $4,900 in 2007 and $0 in 2008. The services consisted of procedures performed in connection with the mergers of Legg Mason Partners funds on February 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h)	Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten R.

Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 5, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: March 5, 2009